Exhibit 10.1

EXECUTION COPY

AMENDMENT NO. 7

Dated as of September 2, 2009

to

CREDIT AGREEMENT

Dated as of June 6, 2007

THIS AMENDMENT NO. 7 (“Amendment”) is made as of September 2, 2009 by and among Photronics, Inc. (the “Company”), the financial institutions listed on the signature pages hereof and JPMorgan Chase Bank, National Association, as Administrative Agent (in such capacity, the “Administrative Agent”) and as Collateral Agent (in such capacity, the “Collateral Agent”), under that certain Credit Agreement dated as of June 6, 2007 by and among the Company, the Lenders and the Administrative Agent (as amended by that certain Amendment No. 1 thereto, dated as of April 25, 2008, that certain Amendment No. 2 thereto, dated as of October 31, 2008, that certain Amendment No. 3 thereto, dated as of December 3, 2008, that certain Amendment No. 4 thereto, dated as of December 12, 2008, that certain Amendment No. 5 thereto, dated as of May 15, 2009, and that certain Amendment No. 6 thereto, dated as of June 8, 2009, and as may be further amended, supplemented or otherwise modified from time to time, the “Credit Agreement”). Capitalized terms used herein and not otherwise defined herein shall have the respective meanings given to them in the Credit Agreement.

WHEREAS, the Company has requested that the Lenders, the Administrative Agent and the Collateral Agent agree to certain amendments to the Credit Agreement;

WHEREAS, the Lenders party hereto, the Administrative Agent and the Collateral Agent have agreed to such amendments on the terms and conditions set forth herein;

NOW, THEREFORE, in consideration of the premises set forth above, the terms and conditions contained herein, and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Company, the Lenders party hereto, the Administrative Agent and the Collateral Agent have agreed to enter into this Amendment.

1. Amendments to Credit Agreement. Effective as of the date of satisfaction of the conditions precedent set forth in Section 2 below, the Credit Agreement is hereby amended as follows:

(a) The definition of “Prepayment Event” appearing in Section 1.01 of the Credit Agreement is amended to delete the phrase “Sections 6.01(f) or (j)” appearing therein and to replace such phrase with the phrase “Sections 6.01(f), (j) or (l) (other than the proceeds of any Subordinated Indebtedness and Permitted Convertible Notes described in Section 6.06(b)(iv)(2) up to the amount of any existing Permitted Convertible Notes being prepaid, purchased, redeemed, retired or acquired with the proceeds thereof)”.

(b) The definition of “Subordinated Indebtedness” appearing in Section 1.01 of the Credit Agreement is amended to delete the phrase “the Indebtedness under the Convertible Subordinated Notes outstanding on the Effective Date and any other” appearing therein and to replace such phrase with the word “any”.

(c) Section 1.01 of the Credit Agreement is amended to add the following definitions thereto in the corresponding alphabetical order:

“Permitted Convertible Note” means any unsecured note issued by the Company which may be converted into equity in the Company so long as (i) the indebtedness thereunder does not mature, and is otherwise not subject to any mandatory prepayment, redemption or defeasance, in each case prior to the date that is six (6) months after the Maturity Date and (ii) the terms and conditions applicable thereto are reasonably satisfactory to the Administrative Agent.

“Permitted Convertible Note Indenture” means the indenture pursuant to which the Company issues any Permitted Convertible Note, as amended, restated, supplemented or otherwise modified from time to time, in each case containing such terms and conditions as are reasonably satisfactory to the Administrative Agent.

(d) Section 1.01 of the Credit Agreement is amended to delete the definitions of “Convertible Subordinated Note Indenture” and “Convertible Subordinated Notes” appearing therein.

(e) The Credit Agreement is amended to (i) delete the reference to “Convertible Subordinated Note” appearing in the definition of “Material Indebtedness” in Section 1.01 of the Credit Agreement and to replace such reference with “Permitted Convertible Note”, (ii) delete each reference to “Convertible Subordinated Note Indenture” appearing in Section 6.10 of the Credit Agreement and to replace each such reference with “Permitted Convertible Note Indenture” and (iii) delete the reference to “Convertible Subordinated Notes” appearing in Section 6.10 of the Credit Agreement and to replace such reference with “Permitted Convertible Notes”.

(f) Section 3.15 of the Credit Agreement is amended and restated in its entirety to read as follows:

SECTION 3.15. [Intentionally Omitted.]

(g) Section 6.01 of the Credit Agreement is amended to (i) delete the word “and” appearing at the end of clause (j) thereof, (ii) delete the period appearing at the end of clause (k) thereof and to replace such period with “; and” and (iii) add the following as a new clause (l) thereof:

(l) Indebtedness of the Company under any Permitted Convertible Note.

(h) Clause (b) of Section 6.06 of the Credit Agreement is amended and restated in its entirety to read as follows:

(b) The Company will not, and will not permit any Subsidiary to, make or agree to pay or make, directly or indirectly, any payment or other distribution (whether in cash, securities or other property) of or in respect of principal of or interest on any Indebtedness, or any payment or other distribution (whether in cash, securities or other property), including any sinking fund or similar deposit, on account of the purchase, redemption, retirement, acquisition, cancellation or termination of any Indebtedness, except: (i) payment of Indebtedness created under the Loan Documents; (ii) payment of regularly scheduled interest and principal payments as and when due in respect of any Indebtedness (subject to any subordination provisions thereof); (iii) payments in respect of the Mirror Facility; (iv) subject to Section 2.11(c), prepayment, purchase, redemption, retirement or other acquisition of the Permitted Convertible Notes by exchange for or out

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of the proceeds received from a substantially concurrent issue of (1) new shares of its non-mandatorily redeemable Equity Interests pursuant to the conversion terms described in the Permitted Convertible Note Indenture or (2) Subordinated Indebtedness or other Permitted Convertible Notes; and (v) payment of secured Indebtedness that becomes due as a result of the voluntary sale or transfer of the property or assets securing such Indebtedness.

(i) Clause (n) of Article VII of the Credit Agreement is amended and restated in its entirety to read as follows:

(n) [intentionally omitted]; or

2. Conditions of Effectiveness. The effectiveness of this Amendment is subject to the conditions precedent that (a) the Administrative Agent shall have received counterparts of this Amendment duly executed by the Company, the Required Lenders and the Administrative Agent and the Consent and Reaffirmation attached hereto duly executed by the Subsidiary Guarantors, (b) the Company shall have paid all of the fees of the Administrative Agent and its affiliates (including, to the extent invoiced, reasonable attorneys’ fees and expenses of the Administrative Agent) in connection with this Amendment and the other Loan Documents and (c) the Administrative Agent shall have received the fully executed Permitted Convertible Note Indenture, together with evidence of the consummation of the offering of the Permitted Convertible Notes thereunder.

3. Representations and Warranties of the Company and Acknowledgements and Confirmations. The Company hereby represents and warrants as follows:

(a) This Amendment and the Credit Agreement, as amended hereby, constitute legal, valid and binding obligations of the Company and are enforceable against the Company in accordance with their terms, subject to applicable bankruptcy, insolvency, reorganization, moratorium or other laws affecting creditors’ rights generally and subject to general principles of equity, regardless of whether considered in a proceeding in equity or at law.

(b) As of the date hereof and giving effect to the terms of this Amendment, (i) no Default shall have occurred and be continuing and (ii) the representations and warranties of the Company set forth in the Credit Agreement, as amended hereby, are true and correct as of the date hereof.

(c) The Company (and by its execution of the Consent and Reaffirmation attached hereto, each Subsidiary Guarantor) hereby acknowledges and confirms that (i) it does not have any grounds, and hereby agrees not to challenge (or to allege or to pursue any matter, cause or claim arising under or with respect to) the effectiveness, genuineness, validity, collectibility or enforceability of the Credit Agreement or any of the other Loan Documents, the Secured Obligations, the Liens securing such Secured Obligations, or any of the terms or conditions of any Loan Document and (ii) it does not possess (and hereby forever waives, remises, releases, discharges and holds harmless the Lenders, the Agents and their respective affiliates, stockholders, directors, officers, employees, attorneys, agents and representatives and each of their respective heirs, executors, administrators, successors and assigns (collectively, the “Indemnified Parties”) from and against, and agrees not to allege or pursue) any action, cause of action, suit, debt, claim, counterclaim, cross-claim, demand, defense, offset, opposition, demand and other right of action whatsoever, whether in law, equity or otherwise (which it, all those claiming by, through or under it, or its successors or assigns, have or may have) against the Indemnified Parties, or any of them, by reason of, any matter, cause or thing whatsoever, with respect to events or omissions occurring or arising on or prior to the date hereof and relating to the Credit Agreement or any of the other Loan Documents (including, without limitation, with respect to the payment, performance, validity or enforceability of the Secured Obligations, the Liens securing the Secured Obligations or any or all of the terms or conditions of any Loan Document) or any transaction relating thereto.

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4. Reference to and Effect on the Credit Agreement.

(a) Upon the effectiveness hereof, each reference to the Credit Agreement in the Credit Agreement or any other Loan Document shall mean and be a reference to the Credit Agreement as amended hereby.

(b) Except as specifically amended above, the Credit Agreement and all other documents, instruments and agreements executed and/or delivered in connection therewith shall remain in full force and effect and are hereby ratified and confirmed.

(c) The execution, delivery and effectiveness of this Amendment shall not operate as a waiver of any right, power or remedy of the Administrative Agent or the Lenders, nor constitute a waiver of any provision of the Credit Agreement or any other documents, instruments and agreements executed and/or delivered in connection therewith.

5. Governing Law. This Amendment shall be construed in accordance with and governed by the law of the State of New York.

6. Headings. Section headings in this Amendment are included herein for convenience of reference only and shall not constitute a part of this Amendment for any other purpose.

7. Counterparts. This Amendment may be executed by one or more of the parties hereto on any number of separate counterparts, and all of said counterparts taken together shall be deemed to constitute one and the same instrument. Signatures delivered by facsimile or PDF shall have the same force and effect as manual signatures delivered in person.

[Signature Pages Follow]

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IN WITNESS WHEREOF, this Amendment has been duly executed as of the day and year first above written.

PHOTRONICS, INC.,
as the Company

By:	/s/ Donna M. Bovee
Name:	Donna M. Bovee
Title:	Vice President, Treasurer

Signature Page to Amendment No. 7

Photronics, Inc.

Credit Agreement dated as of June 6, 2007

JPMORGAN CHASE BANK, NATIONAL ASSOCIATION, individually as a Lender, as the Swingline Lender, as the Issuing Bank and as Administrative Agent

By:	/s/ David F. Gibbs
Name:	David F. Gibbs
Title:	Managing Director

JPMORGAN CHASE BANK, NATIONAL ASSOCIATION, as Collateral Agent

By:	/s/ David F. Gibbs
Name:	David F. Gibbs
Title:	Managing Director

Signature Page to Amendment No. 7

Photronics, Inc.

Credit Agreement dated as of June 6, 2007

RBS CITIZENS, NATIONAL ASSOCIATION (successor by merger to Citizens Bank of Massachusetts), individually as a Lender and as Co-Syndication Agent

By:
Name:
Title:

Signature Page to Amendment No. 7

Photronics, Inc.

Credit Agreement dated as of June 6, 2007

HSBC BANK USA, NATIONAL ASSOCIATION, individually as a Lender and as Co-Syndication Agent

By:
Name:
Title:

Signature Page to Amendment No. 7

Photronics, Inc.

Credit Agreement dated as of June 6, 2007

CITIBANK, N.A., individually as a Lender and as Co-Syndication Agent

By:	/s/ Anthony J. Timpanaro
Name:	Anthony J. Timpanaro
Title:	Vice President

Signature Page to Amendment No. 7

Photronics, Inc.

Credit Agreement dated as of June 6, 2007

BANK OF AMERICA, N.A.,
as a Lender

By:	/s/ Douglas M. Ingram
Name:	Douglas M. Ingram
Title:	Senior Vice President

Signature Page to Amendment No. 7

Photronics, Inc.

Credit Agreement dated as of June 6, 2007

UBS LOAN FINANCE LLC,
as a Lender

By:	/s/ Mary E. Evans
Name:	Mary E. Evans
Title:	Associate Director Banking Products Services, US

By:	/s/ Irja R. Otsa
Name:	Irja R. Otsa
Title:	Associate Director Banking Products Services, US

Signature Page to Amendment No. 7

Photronics, Inc.

Credit Agreement dated as of June 6, 2007

CONSENT AND REAFFIRMATION

Each of the undersigned hereby acknowledges receipt of a copy of the foregoing Amendment No. 7 to the Credit Agreement dated as of June 6, 2007 (as amended by that certain Amendment No. 1 thereto, dated as of April 25, 2008, that certain Amendment No. 2 thereto, dated as of October 31, 2008, that certain Amendment No. 3 thereto, dated as of December 3, 2008, that certain Amendment No. 4 thereto, dated as of December 12, 2008, that certain Amendment No. 5 thereto, dated as of May 15, 2009, and that certain Amendment No. 6 thereto, dated as of June 8, 2009, and as may be further amended, supplemented or otherwise modified from time to time, the “Credit Agreement”) by and among Photronics, Inc. (the “Company”), the Foreign Subsidiary Borrowers from time to time party thereto (together with the Company, the “Borrowers”), the financial institutions from time to time party thereto (the “Lenders”) and JPMorgan Chase Bank, National Association, as Administrative Agent (the “Administrative Agent”), which Amendment No. 7 is dated as of September 2, 2009 (the “Amendment”). Capitalized terms used in this Consent and Reaffirmation and not defined herein shall have the meanings given to them in the Credit Agreement. Without in any way establishing a course of dealing by the Administrative Agent or any Lender, each of the undersigned consents to the Amendment and reaffirms the terms and conditions of the Subsidiary Guaranty and any other Loan Document executed by it and acknowledges and agrees that such agreements and each and every such Loan Document executed by the undersigned in connection with the Credit Agreement remains in full force and effect and is hereby reaffirmed, ratified and confirmed. All references to the Credit Agreement contained in the above-referenced documents shall be a reference to the Credit Agreement as so modified by the Amendment and as the same may from time to time hereafter be amended, modified or restated.

Dated: September 2, 2009

[Signature Page Follows]

ALIGN-RITE, INC.		ALIGN-RITE INTERNATIONAL, INC.

By:	/s/ Richelle Burr	By:	/s/ Richelle Burr
Name:	Richelle Burr	Name:	Richelle Burr
Title:	Vice President	Title:	Vice President

PHOTRONICS ARIZONA, INC.		PHOTRONICS CALIFORNIA, INC.

By:	/s/ Richelle Burr	By:	/s/ Richelle Burr
Name:	Richelle Burr	Name:	Richelle Burr
Title:	Vice President	Title:	Vice President

PHOTRONICS TEXAS, INC.		PHOTRONICS TEXAS ALLEN, INC. (formerly known as Photronics-Toppan Texas, Inc.)

By:	/s/ Richelle Burr	By:	/s/ Richelle Burr
Name:	Richelle Burr	Name:	Richelle Burr
Title:	Vice President	Title:	Vice President

PHOTRONICS TEXAS I, LLC		PHOTRONICS TEXAS I, LP

By:	Photronics Texas, Inc., its Sole Member	By:	Photronics Texas, Inc., its General Partner

By:	/s/ Richelle Burr	By:	/s/ Richelle Burr
Name:	Richelle Burr	Name:	Richelle Burr
Title:	Vice President	Title:	Vice President

PHOTRONICS TEXAS II, LLC		PHOTRONICS TEXAS II, LP

By:	Photronics-Toppan Texas, Inc., its Sole Member	By:	Photronics-Toppan Texas, Inc., its General Partner

By:	/s/ Richelle Burr	By:	/s/ Richelle Burr
Name:	Richelle Burr	Name:	Richelle Burr
Title:	Vice President	Title:	Vice President

Signature Page to Consent and Reaffirmation to Amendment No. 7

Photronics, Inc.

Credit Agreement dated as of June 6, 2007